UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 13, 2020

MU GLOBAL HOLDING LIMITED

(Exact name of registrant as specified in its charter)

Nevada	333-228847	30-1089215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5F-1., No. 106, Chang’an W. Rd., Datong Dist.,

Taipei City, 103 Taiwan (R.O.C.)

(Address of principal executive offices (zip code))

+886 9051 53139

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	-	The OTC Market- Pink Sheets

ITEM 8.01 OTHER EVENTS

MU Global Holding Limited (‘The Company’) is unable to file its 10-Q report for the quarter ended January 31, 2020 due to circumstances related to the Coronavirus Disease 2019 (COVID-19) global outbreak. The main operation of the company is carried out by its subsidiary, MU Global Health Management in Shanghai, China. Shanghai had been put under movement restriction by the Chinese government in February and the staffs of MU Global Health Management had been ordered to undergo a 14-day self-quarantine to help prevent spread of the virus upon their return to Shanghai from the Chinese New Year holiday. Operations of MU Global Health Management did not resume until late February 2020, so preparation of group consolidated financial statements and audit review of the consolidated financial statements could not be completed within the statutory deadline.

The Company is relying on SEC Release No. 34-88318 dated March 4, 2020 to delay the filing of its Form 10-Q for the quarter ended January 31, 2020 for an extension on the filing due date to 45 days after the original due date and will work diligently to comply with such requirements.

Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the year ended July 31, 2019 and other risks and uncertainties listed from time to time in the Company’s other filings with the Securities and Exchange Commission. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In particular, the consequences of the coronavirus outbreak to economic conditions and the industry in general and the financial position and operating results of our company in particular have been material, are changing rapidly, and cannot be predicted. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MU GLOBAL HOLDING LIMITED

Date: March 13, 2020	By:	/s/ NIU YEN-YEN
NIU YEN-YEN
Chief Executive Officer
(President, Secretary, Treasurer, Director)

Date: March 13, 2020	By:	/s/ HSIEH CHANG-CHUNG
HSIEH CHANG-CHUNG
Chief Financial Officer
(Principal Financial Officer, Principal Accounting Officer)